Exhibit 32.2
Certification of Chief Financial Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
In connection with the accompanying Annual Report of Main Street Capital Corporation (the “Registrant”) on Form 10-K for the year ended December 31, 2023 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Jesse E. Morris, the Chief Financial Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ JESSE E. MORRIS
Name:	Jesse E. Morris
Date:	February 23, 2024